EXHIBIT 10.12

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) is made and entered into as of October 12, 2007 (the “Effective Date”), by and between: SKYE INTERNATIONAL, INC., a Nevada corporation with offices at 7701 East Gray Road, Suite 4, Scottsdale, Arizona 85260 (“Debtor”); and TED MAREK DEFINED BENEFIT PENSION PLAN dated December 23, 1993 and effective January 1, 1994, with offices at 9977 North 90th Street, Suite 220, Scottsdale, Arizona 85258 (“Secured Party”).

RECITALS

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Debtor and Secured Party are entering into a certain Loan Agreement (“Loan Agreement”), under which, from time to time, Debtor will execute and deliver to Secured Party evidence of indebtedness in substantially the same form as that certain form of Secured Convertible Promissory Note attached to the Loan Agreement as Exhibit A thereto (“Note”). All initially capitalized terms not defined in this Agreement shall have the meanings ascribed thereto in the Loan Agreement and in any Note, all of which shall be deemed incorporated herein by this reference.

WHEREAS, as of the Effective Date, Debtor has executed and delivered to Secured Party a Note in the original principal amount of One Hundred Thousand Dollars (US $100,000.00), the performance of which shall be secured by this Agreement.

WHEREAS, this Agreement secures on behalf of Secured Party the performance of all of Debtor’s obligations under the Loan Agreement, under each and every additional Note (together, the “Notes”) that may be issued by Debtor from time to time, and under this Agreement (each such obligation of Debtor, a “Secured Obligation”; collectively, “Secured Obligations”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained in this Agreement, the parties hereto hereby agree as follows:

1.    Collateral. For good and valuable consideration, and to secure the full payment and other performance of the Secured Obligations, Debtor hereby grants to Secured Party, pursuant to Article 9 of the Arizona Uniform Commercial Code (“UCC”), a first priority security interest (“Security Interest”) in all of the assets that Debtor owns or to which Debtor otherwise has any right, title or interest, and in all additional assets with respect to which Debtor hereafter may acquire any right, title or interest, whether present, future or contingent, and in any and all of Secured Party’s expectancy to acquire any such property, including, without limitation, the following named asset classes (all such present or future property of Debtor being referred to herein as “Collateral”):

(a)           All accounts, contract rights, rights to payment, documents of title, deposit accounts, certificates of deposit, investment property, intellectual property, patents, trademarks, copyrights, licenses, general intangibles, instruments, documents and chattel paper (including all accounts receivable, notes, drafts, lease agreements and security agreements), and all goods, if any, represented thereby, whether now existing or hereafter acquired or created from time to time;

(b)           All inventory now owned or hereafter acquired, including all goods held for sale or lease in Debtor’s business, as now or hereafter conducted, and all materials, work in process and finished goods used or to be consumed in Debtor’s business (whether or not represented by warehouse receipts or bills of lading or any other document or instrument, and whether or not placed in transit or delivered to a public warehouse);

(c)           All equipment now owned or hereafter acquired, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located, together with all parts, accessories, attachments, additions thereto and replacements therefor;

(d)           All negotiable and nonnegotiable documents of title;

(e)           All monies, securities, stocks, bonds, instruments, documents and chattel paper now held by or hereafter delivered to Secured Party, together with all property rights and security interests evidenced thereby, all increases thereof (including, without limitation, stock dividends), all profits therefrom and all transformations thereof;

(f)           All tax refund claims, all policies and certificates of insurance covering any of the Collateral, all contracts, agreements or rights of indemnification, guaranty or surety relating to any of the Collateral, and all claims, awards, loss payments, proceeds and premium refunds that may become payable with respect to any such policies, certificates, contracts, agreements or rights;

(g)           All ledger cards, invoices, delivery receipts, worksheets, books of accounts, statements, correspondence, customer lists, files, journals, data, ledgers and records in any form, written or otherwise, including any computer readable memory and any computer hardware or software necessary to utilize, create, maintain and process such memory related to any of the Collateral;

(h)           All trademarks, tradenames, copyrights, patents, service marks, logos, insignia and other distinctive marks or names;

(i)           All claims for loss or damage to or in connection with any of the Collateral, all other claims in any form for the payment of money, including tort claims, and all rights with respect to such claims and all proceeds thereof;

(j)           All Debtor’s rights to any insurance policies or proceeds paid from insurance policies on Debtor’s assets, including all insured inventory;

(k)           All attachments, accessions, tools, parts, supplies, increases and additions to and replacements, extensions, renewals, modifications of and substitutions for any of the Collateral;

(l)           All products and proceeds of the Collateral, in any form, including all proceeds received, due or to become due from any sale, lease exchange or other disposition of any of the Collateral, whether such proceeds are cash or noncash in nature or are represented by checks, drafts, notes or other instruments for the payment of money; and

(m)           All other things of value that Debtor has or holds or to which, in the future, Debtor has or claims any right, title or interest.

2.           Secured Obligations. The Collateral shall secure, in such order of priority as Secured Party may elect, the Secured Obligations of Debtor to Secured Party, including, without limitation, the following:

(a)           payment and performance of all obligations of Debtor under the terms of the Loan Agreement and under any and all Notes issued pursuant thereto, together with all amendments, extensions, modifications, substitutions and renewals thereof;

(b)           payment and performance of every obligation, covenant and agreement of Debtor contained in this Agreement, together with all amendments, extensions, modifications, substitutions and renewals hereof;

(c)           payment and performance of every obligation, covenant, and agreement of Debtor in favor of Secured Party contained in any other instrument or other document, together with all amendments, extensions, modifications, substitutions and renewals thereof; and

(d)           payment and performance of all other obligations and liabilities of Debtor to Secured Party, whether now existing or hereafter incurred or created and whether voluntary or involuntary, whether due or not due, whether absolute or contingent, and whether incurred directly or acquired by Secured Party by assignment or otherwise.

3.            Certain Representations and Warranties of Debtor. Debtor hereby represents and warrants to Secured Party that:

(a)           Organization; Qualification. Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is properly qualified and in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of Debtor.

(b)           Authority. Debtor has the requisite corporate power and corporate authority to carry out the terms and conditions applicable to Debtor under the Loan Agreement, each and all Notes, this Agreement, and any additional documents to which Debtor is or may become a party and that relate in any manner to the subject matter hereof and thereof (together, the Loan Agreement, all Notes (present and future), this Agreement, and any additional documents relating in any manner hereto and thereto being referred to herein as the “Loan Documents”). The execution, delivery and performance by Debtor of the Loan Agreement, this Agreement, and the other Loan Documents have been duly authorized by all requisite corporate action on the part of Debtor, and have been duly executed and delivered by Debtor.

(c)           No Conflict. The execution, delivery, and performance by Debtor of this Agreement and the other Loan Documents do not and will not conflict with or result in any breach of the terms and conditions of or constitute a default under any other agreement or instrument under which Debtor is a party or Debtor or its assets are otherwise obligated. Debtor is not in default in the performance or observance of any covenants, conditions or provisions of any such other agreement or instrument.

(d)           Priority. The Security Interest in the Collateral granted to Secured Party constitutes, and at all times hereafter shall constitute, a first priority security interest.

(e)           Title. Debtor is and shall be the owner of, and has or shall continue to have, good and marketable title to the Collateral, free and clear of all security interests, liens and other encumbrances of any kind or description whatsoever, except the Security Interest arising under this Agreement. No financing statement covering the Collateral is or will be filed or recorded in any public office except with respect to the Security Interest.

4.           Certain Covenants of Debtor.

(a)           Security Interests; Transfers. Debtor shall keep the Collateral free of all security interests or other encumbrances, other than the Security Interest arising under this Agreement. Debtor shall not sell, transfer, assign or otherwise dispose of (each, a “Transfer”) any Collateral or any interest therein without first notifying Secured Party in writing providing, in reasonable detail, a description of the Collateral to be Transferred, the nature of the proposed Transfer, and the anticipated proceeds of such Transfer. Secured Party shall have the right to reject any Transfer.

(b)           Maintenance of Collateral. Debtor shall keep the Collateral at the facilities of Debtor and shall keep and maintain the Collateral in good condition and repair, except for ordinary wear and tear. Debtor shall not use the Collateral in violation of any provision of this Agreement or any of the other Loan Documents to which Debtor is a party or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.

(c)           Maintenance of Corporate Name. Debtor shall not change its corporate name or the name under which it does business, without the prior written consent of Secured Party.

(d)           Insurance. Debtor shall at all times provide insurance coverage of the Collateral on terms acceptable to Secured Party, at Secured Party’s sole discretion.

(e)           Payments of Charges. Debtor shall pay when due all taxes, assessments and other charges that may be levied or assessed against the Collateral.

(f)           Fixtures. Debtor shall prevent any portion of the Collateral that is not a fixture from being or becoming a fixture.

(g)           Notices to Secured Party. Within ten (10) days after the end of each fiscal quarter during the term of this Agreement, Debtor shall provide to Secured Party written notice of any change in the location of any of the Collateral. Debtor shall promptly notify Secured Party of all other matters for which notice is required under any of the other Loan Documents.

(h)           Inspections. Secured Party or the agents of Secured Party may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Secured Party or any representative of Secured Party may visit and inspect Debtor’s other properties, examine its books of record and account and discuss its affairs, finances and accounts with any of its officers, directors, employees and agents.

(i)           Defense of Collateral. Debtor, at the sole cost and expense of Debtor, shall protect and defend this Agreement, all of the rights of Secured Party, and the Collateral, against all claims and demands of other parties. Debtor shall pay all claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Secured Party of any levy or other seizure by legal process or otherwise of all or any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the value of this Agreement to Secured Party.

(j)           Perfection of Security Interest. The Security Interest, at all times, shall be perfected and shall be prior to any and all other interests in the Collateral. Debtor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements, and other documents requested by Secured Party to establish, maintain and continue the perfected Security Interest. Notwithstanding the foregoing, Debtor authorizes Secured Party to file an unlimited number of financing statements and renewals thereof, without Debtor’s signature, with respect to the Collateral. Debtor, on written demand, shall promptly pay all reasonable costs and expenses of filing and recording, including the reasonable costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

(k)           Payment of Charges. If Debtor fails to pay any taxes, assessments, expenses or charges, or fails to keep all of the Collateral free from other security interests, encumbrances or claims, or fails to keep the Collateral in good condition and repair, or fails to procure and maintain insurance thereon, or to perform otherwise as required under this Agreement, Secured Party may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform, all at the sole expense of Debtor. Secured Party is hereby authorized to enter upon any property in the possession or control of Debtor for such purposes.

(l)           Rights and Powers. All rights, powers, and remedies granted to Secured Party in this Agreement, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at the sole option of Secured Party, and in the sole and absolute discretion of Secured Party. In addition, if under the terms of this Agreement, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms of this Agreement and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted in this Agreement, including reasonable attorneys’ fees, shall be added to the Secured Obligations, shall be secured by the Collateral, shall bear interest at the highest rate payable on any of the Secured Obligations until paid, and shall be due and payable by Debtor to Secured Party immediately without demand.

5.           Payments and Collection. Any payments with respect to or other proceeds of Collateral received by Debtor shall be held by Debtor in trust for Secured Party in the same form in which received, shall not be commingled with any assets of Debtor, and shall be delivered into the possession of Secured Party not later than the next business day following the day of receipt. All payments with respect to and other proceeds of Collateral received by Secured Party directly or from Debtor shall be applied to the Secured Obligations in such order and manner and at such time as Secured Party, in its sole and absolute discretion, determines. Secured Party, after the occurrence of an Event of Default and without notice to Debtor, may demand, collect, and sue on the Collateral (either in Debtor’s or Secured Party’s name), enforce, compromise, settle or discharge the Collateral, and endorse Debtor’s name on any instruments or documents included in or pertaining to the Collateral.

6.           Collateral in the Possession of Secured Party.

(a)           Care. Secured Party shall use such reasonable care in handling, preserving and protecting Collateral in the possession of Secured Party as Secured Party uses in handling similar property for the account of Secured Party. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative and persuasive proof of a lack of due care. A lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

(b)           Preservation of Collateral. Debtor shall be solely responsible for taking any and all actions to preserve rights under this Agreement against all persons other than Secured Party. Secured Party shall not be obligated to take any such actions whether or not the Collateral is in Secured Party’s possession. Debtor waives presentment and protest with respect to any instrument included in the Collateral on which Debtor is in any way liable and waives notice of any action taken by Secured Party with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Secured Party.

7.           Events of Default; Remedies.

(a)           Events of Default. The occurrence of any of the following events or conditions shall constitute an “Event of Default” under this Agreement:

(i)    The occurrence of a breach, a default, an event of default, a Default, or an Event of Default under (or as defined in) the Loan Agreement, any Note, or any of the other Loan Documents.

(ii)           The abandonment by Debtor of all or any part of the Collateral.

(iii)          The loss, theft or destruction of, or any substantial damage to, any material portion of the Collateral that is not adequately covered by insurance.

(iv)          Any representation or warranty of Debtor in this Agreement was materially false or misleading as of the date made or deemed made, or any statement made by Debtor in connection with this Agreement is not true and correct in any material respect.

(v)           The failure of Debtor to comply with any other provision of this Agreement.

(b)   Remedies. Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Secured Party shall have the following cumulative rights and remedies and may do any one or more or all of the following:

(i)            Declare all or any part of the Secured Obligations to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

(ii)           Without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Debtor or that Debtor has the right to enter or occupy. Debtor, upon demand by Secured Party, shall assemble the Collateral and deliver it to Secured Party or to a place designated by Secured Party that is reasonably convenient to both parties.

(iii)          Exercise its rights under the Loan Agreement and under any and all Notes and the other Loan Documents. Secured Party shall not be liable for any depreciation, loss, damage or injury to the Collateral or other property of Debtor as a result of such action except if such depreciation, loss, damage, or injury is caused by the negligence of Secured Party or any of its agents or representatives. Debtor hereby waives any claim of trespass or replevin arising as a result of such action.

(iv)          Pursue any legal or equitable remedy available to collect the Secured Obligations, to enforce Secured Party’s title in and right to possession of the Collateral, and to enforce any and all other rights or remedies available to it.

(v)           Upon obtaining possession of the Collateral or any part thereof, after written notice to Debtor as provided in this Agreement, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Party in taking, storing, repairing, and selling the Collateral (including reasonable attorneys’ fees) shall be applied to the payment of the Secured Obligations, and any surplus thereafter remaining shall be paid to Debtor or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Secured Obligations, Debtor, upon demand, shall promptly pay the amount of such deficiency to Secured Party.

(c)           Purchase of Collateral. Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party’s rights and remedies under this Agreement.

(d)           Notice. Any demand or notice of sale, disposition or other intended action under or in connection with this Agreement, whether required by the UCC or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is provided to Debtor at least fifteen (15) days prior to such sale, disposition or other intended action, in the manner provided in this Agreement for the giving of notices.

(e)           Costs and Expenses. Debtor shall pay all reasonable costs and expenses of Secured Party, including costs of uniform commercial code searches, court costs, and reasonable attorneys’ fees, incurred by Secured Party in enforcing payment and performance of the Secured Obligations or in exercising the rights and remedies of Secured Party. All such reasonable costs and expenses shall be secured by this Agreement and by other lien and security documents securing the Secured Obligations. In the event of any court proceedings, court costs and attorneys’ fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

(f)           Additional Remedies. In addition to any remedies provided in this Agreement for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the UCC and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights under this Agreement arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude Secured Party from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies under this Agreement successively or concurrently. By accepting payment or performance of any of the Secured Obligations after its due date, Secured Party shall not thereby waive the agreement contained in this Agreement that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Secured Obligations or its right to consider the failure to so pay or perform an Event of Default.

8.    Termination and Release of Collateral. If (a) no Default or Event has occurred and is continuing under any of the Loan Documents and (b) all Obligations arising under one or more of the Notes have been paid in full in cash, then, upon request from Debtor, Secured Party shall release all of its interests in all or any portion of the Collateral that Debtor purchased with the proceeds of such Note(s). This Agreement and the Security Interest granted hereby then shall terminate, and Secured Party then shall release all of its interests in the Collateral, upon the payment or other satisfaction of all Secured Obligations arising under the Notes or any of the other Loan Documents. Upon termination of this Agreement, Secured Party shall, at the request and expense of Debtor, execute and deliver to Debtor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement and all obligations arising hereunder and under the Notes, and will duly assign, transfer, and deliver to Debtor that portion of the Collateral or the proceeds thereof that remains in the possession of Secured Party and that has not otherwise been sold, transferred, applied or released pursuant to this Agreement.

9.    General Provisions.

(a)           Power of Attorney. At any time or times that an Event of Default has occurred and is continuing, Debtor hereby appoints Secured Party as the true and lawful attorney-in-fact of Debtor, with full power of substitution to do the following: (a) to demand, collect, receive, give receipt for, sue, and recover all sums of money or other property that may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign, and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Debtor to execute and deliver its release and security for the claim; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in the name of Secured Party or in the name of Debtor, or otherwise, which in the sole and absolute discretion of Secured Party may seem to be necessary or advisable; and (e) to execute any documents necessary to perfect or continue the Security Interest. This power is a power coupled with an interest and is given as security for the Secured Obligations, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Secured Party, if ever.

(b)           Indemnification. Debtor agrees to indemnify, defend, protect and hold harmless Secured Party and its agents, representatives, successors and assigns (collectively, the “Indemnified Parties”) for, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnified Parties in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnified Parties are designated parties thereto) that may be imposed on, incurred by, or asserted against the Indemnified Parties, in any manner relating to, or arising out of, the Loan Agreement, any one or more Notes, this Agreement and the other Loan Documents (the “Indemnified Liabilities”); provided, however, that Debtor shall have no obligation to an Indemnified Party with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnified Party.

(c)           Secured Party’s Right of Setoff. Debtor grants Secured Party, as further security for the Secured Obligations, a security interest and lien in any credit balance and other money now or hereafter owed to Debtor by Secured Party. Debtor agrees that Secured Party may, without prior notice or demand, charge against any such credit balance or other money in the amount owing upon the Secured Obligations, whether due or not.

(d)           Other Security. The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Secured Obligations, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest. Secured Party may resort, for the payment or performance of the Secured Obligations, to its several securities therefor in such order and manner as Secured Party may determine in the sole and absolute discretion of Secured Party.

(e)           Actions by Secured Party. Without notice or demand, without affecting the obligations of Debtor under this Agreement, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may (a) extend the time for payment of all or any part of the Secured Obligations, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Secured Obligations; (b) take and hold other security for the payment or performance of the Secured Obligations and enforce, exchange, substitute, subordinate, waive or release any such security; (c) join in any extension or subordination agreement; (d) release any part of the Collateral from the Security Interest; or (e) assign its rights under this Agreement, the Secured Obligations, or the Collateral to any third party.

(f)           Waivers. Debtor waives and agrees not to assert (a) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Secured Obligations, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (b) the benefits of any legal or equitable doctrine or principle of marshalling; (c) the benefits of any statute of limitations affecting the enforcement of this Agreement; (d) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Secured Obligations; and (e) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

(g)           Further Assurances. Debtor and Secured Party each shall do all acts and things and make, execute, and deliver such written documents and instruments as shall from time to time be reasonably required by the other party to carry out the intent of this Agreement, including but not limited to any acts and other things required under Arizona or other applicable law to perfect the appointment of Secured Party as Debtor’s attorney-in-fact.

(h)           Governing Law; Consent to Jurisdiction. This Agreement shall be construed as having been made in State of Arizona, and Debtor agrees that, by entering into this Agreement, Debtor has transacted business in Arizona. This Agreement is intended to take effect and be governed by and construed in accordance with the laws of the State of Arizona. Debtor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Arizona or in the United States District Court for the District of Arizona, and Debtor consents to the jurisdiction of such courts and to service of process in any such suit being made upon Debtor by mail at the address specified above. Debtor hereby waives any objection that Debtor may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court. Each of the parties hereby waives the right to a jury trial and confirms their intentions that the court shall bear any such case sitting without a jury.

(i)           Time of Essence. Time is of the essence of this Agreement and each and every provision of this Agreement.

(j)          Conflicts; Inconsistency. In the event any conflict or inconsistency between the provisions of this Agreement and the provisions of the Loan Agreement or any Note, the provisions of the Loan Agreement and the Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

(k)          Amendments. No amendment, modification, change, waiver, release of any provision of this Agreement shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

(l)          Severability. If any provision of this Agreement is invalid or unenforceable, the other provisions of this Agreement shall remain in full force and effect and shall be liberally construed in favor of Secured Party in order to effectuate the other provisions of this Agreement.

(m)          Entire Agreement. Any schedules, exhibits or other attachments to this Agreement (as such schedules may be modified, amended, or supplemented) are incorporated by reference into this Agreement. This Agreement, including any attachments hereto (as such attachments may be modified, amended, or supplemented), constitutes the entire agreement between Debtor and Secured Party with respect to the subject matter of this Agreement, supersedes all oral negotiations and prior and other writings with respect to the subject matter of this Agreement, and is intended by Debtor and Secured Party as the final, complete, and exclusive statement of the terms agreed to by them with respect to such subject matter.

(n)          Binding Nature of Agreement; Assignment. This Agreement shall be binding upon Debtor and its successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns; provided, however, that (i) Debtor shall not assign or otherwise transfer its obligations under this Agreement and no such purported assignment shall be effective without Secured Party’s prior written consent, which consent may be withheld in Secured Party’s sole and absolute discretion; and (ii) no assignment or other transfer by Debtor of any of its obligations under this Agreement shall relieve Debtor of any of its obligations hereunder. Secured Party, at any time and from time to time, may assign or transfer any or all of its rights under this Agreement to any Person without notice to or consent of Debtor, and no such assignment or transfer shall relieve Debtor of any of its obligations hereunder.

(o)          Notices. All notices, demands, requests, and other communications required or permitted hereunder shall be in writing and shall be delivered by hand, telegram, facsimile or deposited with the United States Postal Service postage prepaid, registered or certified mail, return receipt requested, or delivered by courier or personal delivery, in each case addressed as indicated on the first page of this Agreement. All notices shall be deemed delivered five (5) days after deposit with the United States Postal Service, or if delivered by personal delivery, then notice is deemed delivered upon the date and time of actual receipt or refusal of delivery by the representatives, agents, and employees of the party to which such notice is addressed. Any party may designate a different address or person to whom such notices should be sent by giving notice thereof as provided herein, which change of address shall be effective upon receipt.

(p)          Section Headings. The section headings set forth in this Agreement are for convenience only and shall not have substantive meaning under this Agreement or be deemed part of this Agreement.

(q)          Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Signatures may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

(r)           Construction. Each of the parties to this Agreement acknowledges that it has had the opportunity to review this Agreement and has had the opportunity to have its counsel review this Agreement, and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Agreement. This Agreement shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the Party preparing this Agreement. As used in this Agreement, the word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.”

(s)          No Setoffs by Debtor. No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Secured Obligations.

(t)           Copies. A copy of this Agreement and any financing statement relating to this Agreement shall be sufficient for filing and recording as a financing statement.

IN WITNESS WHEREOF, Debtor and Secured Party have executed and delivered this Agreement as of the date first written above.

DEBTOR:

SKYE INTERNATIONAL, INC., a Nevada
corporation

By:	/s/ Mark D. Chester

Name:	Mark D. Chester

Title:	Chairman

SECURED PARTY:

TED MAREK DEFINED BENEFIT
PENSION PLAN dated December 23, 1993
and effective January 1, 1994

By:	/s/ Ted Marek

Name:	Ted Marek

Title:	Beneficiary